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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 10, 2000, included in Pac-West Telecomm, Inc.'s Form 10-K for the year ended December 31, 1999.



                                   /s/ Arthur Andersen LLP

San Jose, California
December 20, 2000